Financial Instruments	12 Months Ended
Dec. 31, 2012
Financial Instruments
4.	Financial Instruments

a)	Fair value measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents - The fair value of the Partnership’s cash and cash equivalents approximate their carrying amounts reported in the accompanying consolidated balance sheets due to the current nature of the amounts.

Vessels and equipment and vessels held for sale – The estimated fair value of the Partnership’s vessels and equipment and vessels held for sale is determined based on discounted cash flows or appraised values. In cases where an active second hand sale and purchase market does not exist, the Partnership uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second hand sale and purchase market exists, an appraised value is generally the amount the Partnership would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Partnership.

In December 2012, the Partnership determined that a shuttle tanker, Navion Norvegia, was impaired and wrote down the carrying value of this vessel to its estimated fair value of $18.0 million, due to a change in operating plan for this vessel. The Partnership used a discounted cash flow approach to value the vessel. Such a technique used estimates of future operating life (2.2 years based on the estimated remaining trading life of this vessel), future revenues ($37.2 million based on field production forecasts and the availability of contracts of affreightments suitable for the vessel), operating and dry-dock expenditures ($20.5 million), a residual value ($6.5 million based on the vessel’s light weight tonnage and the price of steel), and a discount rate (7.9%) that approximates the weighted average cost of capital of a market participant.

Contingent consideration liability – On October 1, 2011, the Partnership acquired from Teekay Corporation a newbuilding shuttle tanker, the Scott Spirit, for $116.0 million. The purchase price is subject to adjustment for up to an additional $12 million based upon incremental shuttle tanker revenues above projections used for the sales price valuation generated during the two years following the acquisition. The fair value of the liability is the estimated amount that the Partnership would pay Teekay Corporation on September 30, 2012 and 2013, taking into account the Partnership’s secured contracts, new projects, and forecasted revenues. The estimated amount is the present value of the future cash flows.

Changes in fair value during the year ended December 31, 2012 and 2011, for the Partnership’s contingent consideration liability, relating to the acquisition of the Scott Spirit (see note 12i), that is measured at fair value on a recurring basis using significant unobservable inputs (Level 3) are as follows:

	Year Ended
	December 31, 2012	December 31, 2011
	$	$
Fair value at beginning of period	(10,894)	—
Initial liability included in Partners’ equity	—	(10,082)
Partial settlement of liability	5,870	—
Unrealized loss included in Other income - net	(657)	(812)

Fair value at end of period	(5,681)	(10,894)

The estimated fair value of the Partnership’s contingent consideration liability is based in part upon the Partnership’s projection of incremental revenue secured during the period from September 1, 2011 to October 1, 2013, based primarily on the estimated number of new ship days, the daily rate for those new ship days, pursuant to new contracts, and the change in rate on existing ship days. The estimated fair value of the consideration liability as of December 31, 2012 is based upon estimated new ship days of 219 days (787 days – December 31, 2011) at an average daily hire rate of $59,255 ($53,043 – December 31, 2011) and a net increase in the daily rate of $15,532 ($nil – December 31, 2011) for 365 (nil – December 31, 2011) existing ship days. In developing and evaluating these estimates, the Partnership has used the actual number of new ship days and corresponding daily hire rate for the period subsequent to September 30, 2011, but prior to the date of valuation, forecasts for future periods and probabilities of such results, as well as the minimum (zero) and maximum ($12.0 million) payout amount as provided for in the contingent consideration formula. A different number of days, average daily hire rates, or probability of achieving these days and average daily hire rate, would result in a lower fair value liability. On October 1, 2012, the Partnership repaid a portion of the liability, which at the repayment date was $5.9 million.

Long-term debt – The fair values of the Partnership’s variable-rate long-term debt are either based on quoted market prices or estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Partnership.

Derivative instruments – The fair value of the Partnership’s derivative instruments is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates and the current credit worthiness of both the Partnership and the derivative counterparties. The estimated amount is the present value of future cash flows. The Partnership transacts all of its derivative instruments through investment-grade rated financial institutions at the time of the transaction and requires no collateral from these institutions. Given the current volatility in the credit markets, it is reasonably possible that the amount recorded as a derivative liability could vary by a material amount in the near term.

The Partnership categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1. Observable inputs such as quoted prices in active markets;

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Partnership’s financial instruments that are not accounted for at fair value on a recurring basis.

		December 31, 2012		December 31, 2011
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring:
Cash and cash equivalents	Level 1	206,339	206,339	179,934	179,934
Contingent consideration	Level 3	(5,681)	(5,681)	(10,894)	(10,894)
Derivative instruments (note 13)
Interest rate swap agreements	Level 2	(270,731)	(270,731)	(297,979)	(297,979)
Cross currency swap agreement	Level 2	13,435	13,435	2,677	2,677
Foreign currency forward contracts	Level 2	2,153	2,153	(1,078)	(1,078)

Non-Recurring:
Vessels held for sale	Level 2	13,250	13,250	19,000	19,000
Vessels and equipment (note 19)	Level 3	17,979	17,979	—	—
Vessels and equipment (note 19)	Level 2	—	—	42,848	42,848

Other:
Long-term debt - public (note 8)	Level 1	(215,641)	(221,086)	(100,417)	(100,969)
Long-term debt - non-public (note 8)	Level 2	(1,553,991)	(1,452,136)	(1,928,659)	(1,800,110)

b)	Financing receivables

The following table contains a summary of the Partnership’s financing receivables by type of borrower and the method by which the Partnership monitors the credit quality of its financing receivables on a quarterly basis:

	Credit Quality Indicator	Grade	Year Ended December 31, 2012 $	Year Ended December 31, 2011 $
Direct financing leases	Payment activity	Performing	33,215	50,306